POWER OF ATTORNEY
                                   (Form 10-K)

                  The undersigned hereby constitutes and appoints each of Robert
W. Philip, Kenneth M. Novack, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  October 4, 1999.

                                        LEONARD SCHNITZER
                                        ----------------------------------------
                                        LEONARD SCHNITZER

                                POWER OF ATTORNEY
                                   (Form 10-K)

                  The undersigned hereby constitutes and appoints each of Robert
W. Philip, Kenneth M. Novack, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  October 4, 1999.

                                        KENNETH M. NOVACK
                                        ----------------------------------------
                                        KENNETH M. NOVACK

                                POWER OF ATTORNEY
                                   (Form 10-K)

                  The undersigned hereby constitutes and appoints each of Robert
W. Philip, Kenneth M. Novack, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  October 4, 1999.

                                        ROBERT W. PHILIP
                                        ----------------------------------------
                                        ROBERT W. PHILIP

                                POWER OF ATTORNEY
                                   (Form 10-K)

                  The undersigned hereby constitutes and appoints each of Robert
W. Philip, Kenneth M. Novack, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  October 4, 1999.

                                        DORI SCHNITZER
                                        ----------------------------------------
                                        DORI SCHNITZER

                                POWER OF ATTORNEY
                                   (Form 10-K)

                  The undersigned hereby constitutes and appoints each of Robert
W. Philip, Kenneth M. Novack, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  October 4, 1999.

                                        CAROL S. LEWIS
                                        ----------------------------------------
                                        CAROL S. LEWIS

                                POWER OF ATTORNEY
                                   (Form 10-K)

                  The undersigned hereby constitutes and appoints each of Robert
W. Philip, Kenneth M. Novack, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  October 4, 1999.

                                        GARY SCHNITZER
                                        ----------------------------------------
                                        GARY SCHNITZER

                                POWER OF ATTORNEY
                                   (Form 10-K)

                  The undersigned hereby constitutes and appoints each of Robert
W. Philip, Kenneth M. Novack, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  October 4, 1999.

                                        SCOTT LEWIS
                                        ----------------------------------------
                                        SCOTT LEWIS

                                POWER OF ATTORNEY
                                   (Form 10-K)

                  The undersigned hereby constitutes and appoints each of Robert
W. Philip, Kenneth M. Novack, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  October 4, 1999.

                                        JEAN S. REYNOLDS
                                        ----------------------------------------
                                        JEAN S. REYNOLDS

                                POWER OF ATTORNEY
                                   (Form 10-K)

                  The undersigned hereby constitutes and appoints each of Robert
W. Philip, Kenneth M. Novack, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  October 4, 1999.

                                        ROBERT S. BALL
                                        ----------------------------------------
                                        ROBERT S. BALL

                                POWER OF ATTORNEY
                                   (Form 10-K)

                  The undersigned hereby constitutes and appoints each of Robert
W. Philip, Kenneth M. Novack, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  October 4, 1999.

                                        WILLIAM A. FURMAN
                                        ----------------------------------------
                                        WILLIAM A. FURMAN

                                POWER OF ATTORNEY
                                   (Form 10-K)

                  The undersigned hereby constitutes and appoints each of Robert
W. Philip, Kenneth M. Novack, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  October 4, 1999.

                                        RALPH R. SHAW
                                        ----------------------------------------
                                        RALPH R. SHAW

                                POWER OF ATTORNEY
                                   (Form 10-K)

                  The undersigned hereby constitutes and appoints each of Robert
W. Philip, Kenneth M. Novack, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  October 4, 1999.

                                        BARRY A. ROSEN
                                        ----------------------------------------
                                        BARRY A. ROSEN

                                POWER OF ATTORNEY
                                   (Form 10-K)

                  The undersigned hereby constitutes and appoints each of Robert
W. Philip, Kenneth M. Novack, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  October 4, 1999.

                                        KELLY LANG
                                        ----------------------------------------
                                        KELLY LANG